Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

SIXTH AMENDMENT TO DISTRIBUTION AGREEMENT

This Sixth Amendment to the Distribution Agreement ("Sixth Amendment") is between Vericel Corporation ("Vericel") and Orsini Pharmaceutical Services, Inc. (“Orsini"). This Sixth Amendment is effective as of April 18, 2019 ("Effective Date").

Whereas, Vericel and Orsini are parties to a Distribution Agreement dated May 15, 2017 (as amended, the "Agreement"), under which Vericel appointed Orsini as a specialty pharmacy distributor for MACI®;

Whereas, the Parties entered into the First Amendment to the Agreement effective August 10, 2017;

Whereas, the Parties entered into the Second Amendment to the Agreement effective October 13, 2017;

Whereas, the Parties entered into the Third Amendment to the Agreement effective November 14, 2017;

Whereas, the Parties entered into the Fourth Amendment to the Agreement effective July 25, 2018;

Whereas, the Parties entered into the Fifth Amendment to the Agreement effective August 10, 2018; and

Whereas, the Parties desire to modify certain terms of the Agreement, including the revision and restatement of Exhibits A and B;

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.	Section 7.1 Term. Section 7.1 shall be deleted and replaced with the following:

The Term of this Agreement shall continue until May 15, 2022 (“Term”). The Parties may renew the Agreement for two (2) additional two year terms, upon mutual agreement.
During the Term, Orsini shall be one in a limited network of pharmacies, not to exceed [***], supplying the Product for the cases covered by Section 1.1. Orsini shall not enter into any agreement with a Payor covering the Product unless Vericel [***]. Unless otherwise agreed to in writing by Vericel, the minimum reimbursement amount for the Product shall be the Product’s [***]. Vericel shall review and approve any proposed material modifications to the conditions for reimbursement for the Product relating to Payors on Exhibit B and/or for the proposed addition of Payors to Exhibit B - Contracted Payors, which approval shall not be unreasonably withheld or delayed. Orsini shall provide to Vericel the [***]. Should a Payor request extended payment terms in excess of [***], Orsini will secure advance approval from Vericel. Exhibit B. will be modified from time to time in writing by the Parties as additional Payors are contracted with Orsini and approved by Vericel.

2.	Section 7.2(a). The Parties agree to delete in its entirety Section 7.2(a).

3.	Exhibits A and B. The Parties agree that Exhibits A and B to the Agreement shall be deleted and replaced with the attached revised and restated Exhibits A and B.

4.
No Other Changes. To the extent terms in the Sixth Amendment conflict with the Agreement and/or any of the amendments to the Agreement, the terms of this Sixth Amendment shall prevail. Except as provided in this Sixth Amendment, the terms and conditions of the Agreement will continue in full force.

5.
Counterparts/Signatures. This Sixth Amendment may be executed in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile or other form of electronic transmission shall be as effective as executing and delivering this Sixth Amendment in the presence of the other parties to this Sixth Amendment.

IN WITNESS WHEREOF, the parties executed this Sixth Amendment as of its Effective Date.

Vericel Corporation By: /s/ Daniel Orlando Name: Daniel Orlando Title: Chief Operating Officer Date: 04/18/2019	Orsini Pharmaceutical Services, Inc. By: /s/ Michael Fieri Name: Michael Fieri Title: President and CEO Date: 04/18/2019

EXHIBIT A -- PAYMENT TERMS AND PRICING

1.	Product.

Product, under this Agreement is defined as:

Product	NDC Number
MACI	69866-1030-01
MACI	69866-1030-02

2.	Orsini Counseling and Dispensing.

A.
Orsini, when acting as the dispensing specialty pharmacy for Product, shall [***]. Vericel shall provide Orsini, through its vendors or its web-based data-sharing platform (“Vericel Central”), with daily data feeds regarding cases, [***].

B.	Vericel shall, [***], arrange for Product to be shipped to Orsini so that Orsini may label and dispense the Product [***] by the surgery date. Vericel shall also be responsible [***].

C.	In order to perform its specialty pharmacy services, Orsini shall take title to the Product upon receipt of the Product at its facility. [***].

3.	Claim Submittal, Contracting and Payment Coordination between Parties.

A.
To the extent permitted by Orsini’s Payor agreements, the Parties agree that they will work together to manage reimbursement issues regarding the Product. Orsini, working with Vericel’s contractor, shall submit claims for Products [***] of Product implantation. [***]. Orsini shall appeal or resubmit for payment all denied and otherwise rejected claims for which a good faith basis exists to do so, [***] from Orsini’s receipt of such notice of denial or rejection. [***]. Orsini shall notify Vericel daily of denials or claims otherwise rejected and the reason for the denial or rejection.

B.	When reasonably determined by Vericel representatives and Orsini, Orsini will consult with Vericel and its designated representatives with [***].

C.
[***]. Orsini agrees to provide to Vericel representatives the payment history for the Product. If required for Vericel’s financial reporting purposes under generally accepted accounting principles, Orsini agrees to provide redacted portions of the relevant agreements or other payment arrangements between a Payor and Orsini to the extent allowed by the confidentiality provisions of such agreements.

4.	Payment Terms.

A.
Vericel shall pay Orsini for each Product dispensed by Orsini, regardless of the Product NDC, [***] (“Dispensing Fee”). Orsini shall invoice Vericel for the Dispensing Fee weekly for claims submitted during the week, and such payment is due to Orsini [***] of Vericel’s receipt of the invoice. Vericel’s obligation to pay this fee shall survive the termination of the Agreement.

B.
Within [***] of receipt of payment from a Payor related to the Product, Orsini shall remit to Vericel all reimbursements related to Products dispensed by Orsini except as provided above. The payments shall be deposited into a bank account maintained by and in the name and sole control of Vericel (the “Vericel Account”). In conjunction with each deposit, Orsini shall remit to Vericel a schedule detailing the cases for which a payment was deposited into the account including the case number and the amount deposited for each case.

C.
On a [***] basis, Orsini shall remit to Vericel a schedule which includes the gross reimbursements received [***] related to Products dispensed by Orsini, including whether the payments were deposited into the Vericel Account and the date of payment into the Vericel Account. Such schedule of payments shall include the case number and other identifiers agreed to by the Parties. In addition, Orsini shall provide to Vericel and its agent [***] for each reimbursed case.

D.
In addition to the remitting of payment to Vericel as set forth above, Orsini shall update, [***], the payment status of submitted cases to Vericel and its contractors through Vericel Central or other mutually agreed upon method.

E.	Subject to the terms of the Agreement, as amended, Vericel acknowledges that it retains the risk of [***].

F.
Except as provided herein, all payments (including interest payments, if any) for the Product received by Orsini during the Term and after the expiration or termination of the Agreement shall be the sole property of Vericel and shall be remitted to Vericel in accordance with the Agreement. In the event of a termination or expiration of the Agreement, Orsini shall continue to collect on claims covered by the Agreement, consistent with the terms of the Agreement, for a period [***] following the expiration or termination of the Agreement.

G.	Orsini represents and warrants that each of Orsini’s Payor agreements set forth on Exhibit B are in full force and effect and apply to the Product.

H.
If a Payor recoups any payment on a case for which Orsini has made payment to Vericel, Orsini shall notify Vericel and shall be entitled to deduct from Vericel funds a sum equal to the amount of the recoupment. If there are insufficient Vericel Funds, Orsini shall invoice Vericel for the amount of the recoupment and Vericel shall pay Orsini within [***] of receipt of the invoice. Vericel’s obligation under this Paragraph K shall survive the termination of the Agreement. The Parties shall discuss appealing and/or disputing the proposed recoupment with the Payor. If an appeal is successful, Orsini shall treat the payment in accordance with the terms of this Sixth Amendment.

I.
The Parties agree that fees paid hereunder are not designed nor constitute inducements for Orsini to utilize or recommend the utilization of Vericel Products under federal and/or similar state laws. Orsini shall properly disclose and otherwise comply with applicable law.

EXHIBIT B –Contracted Payors

Consistent with Section 1.1 and Section 7.1 of the Agreement, the Payors listed on this Exhibit shall only apply to [***].

[***]